                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 12, 1998 included in Physicians' Specialty Corp.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP

Atlanta, Georgia
August 21, 1998